Fees Summary	Jul. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 39,813,000.00
Previously Paid Amount	163.75
Total Fee Amount	6,095.37
Total Offset Amount	0.00
Net Fee	$ 5,931.62